UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 8, 2018

_______________________________
ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
Endo International plc (the Company) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission (the SEC) on February 27, 2018 (the 2017 10-K).
In the 2017 10-K, the Company's three reportable business segments were: (1) U.S. Generic Pharmaceuticals, (2) U.S. Branded Pharmaceuticals and (3) International Pharmaceuticals. During the first quarter of 2018, the Company made changes to the way it manages and evaluates its business and, as a result, changed its reportable segments. The Company's Sterile Injectables product portfolio, which was part of the U.S. Generic Pharmaceuticals segment as of December 31, 2017, will now be presented as a new segment named “U.S. Branded - Sterile Injectables.” Additionally, the Company's U.S. Branded Pharmaceuticals segment has been renamed “U.S. Branded - Specialty & Established Pharmaceuticals.” Subsequent to this change, the Company's four reportable business segments are: (1) U.S. Branded - Specialty & Established Pharmaceuticals, (2) U.S. Branded - Sterile Injectables, (3) U.S. Generic Pharmaceuticals and (4) International Pharmaceuticals.
Exhibit 99.1 to this Current Report on Form 8-K contains the following items from the 2017 10-K, which have been updated as described below to reflect the foregoing segment changes, consistent with the presentation included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2018, which was filed with the SEC on May 8, 2018:

•	Part I, Item 1. Business;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•
Part II, Item 8. Financial Statements and Supplementary Data (the financial statements required by this item have been updated solely to reflect changes in Note 6 to the consolidated financial statements related to the change in segments described above); and

•	Part IV, Item 15. Exhibits, Financial Statement Schedules.
The information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) supersedes what was in the 2017 10-K. Other information from the 2017 10-K is not being updated in connection with this Current Report on Form 8-K.
This information has been revised only as described above and has not been updated for events occurring after the filing of the 2017 10-K. Accordingly, this Current Report on Form 8-K does not purport to update the amounts or disclosures for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, except as is related to the items described above. For other developments since the filing of the 2017 10-K, refer to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2018 (the First Quarter 2018 10-Q) and other filings made by the Company subsequent to the filing of the 2017 10-K. Therefore, the information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) should be read in conjunction with the 2017 10-K and the Company's filings made subsequent to the filing of the 2017 10-K, including the First Quarter 2018 10-Q, in which retrospective application of the Company’s new segments was presented for the quarterly periods ended March 31, 2018 and 2017.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Updates to Annual Report on Form 10-K for the year ended December 31, 2017, including Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8. Financial Statements and Supplementary Data (the financial statements and financial statement schedules required by this item have been updated solely to reflect changes in Note 6 to the consolidated financial statements related to the change in segments described above); and Part IV, Item 15. Exhibits, Financial Statement Schedules.

101
The following materials for the year ended December 31, 2017, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Loss, (iv) the Consolidated Statements of Shareholders' Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to Consolidated Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer
Dated: May 8, 2018